Exhibit 10.49

Execution Version

Sixth Amendment

to

Amended and Restated Credit Agreement

among

Rex Energy Corporation,

as Borrower,

The Guarantors,

Royal Bank of Canada,

as Administrative Agent,

KeyBank National Association,

as Syndication Agent,

SunTrust Bank,

as Documentation Agent,

RBC Capital Markets,

KeyBank National Association,

and

SunTrust Bank,

as Joint Lead Arrangers and Joint Bookrunners,

and

The Lenders Signatory Hereto

Dated as of December 16, 2014

LEGAL_US_W # 80449537.1

Sixth Amendment to Amended and Restated Credit Agreement

This Sixth Amendment to Amended and Restated Credit Agreement (this “Sixth Amendment”) dated as of December 16, 2014 is among Rex Energy Corporation, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 27, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated January 14, 2013, the Second Amendment to Amended and Restated Credit Agreement dated as of March 26, 2014, the Third Amendment to Amended and Restated Credit Agreement dated as of July 11, 2014, the Fourth Amendment to Amended and Restated Credit Agreement dated as of August 15, 2014 and the Fifth Amendment to Amended and Restated Credit Agreement dated as of September 12, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and Guarantors are parties to that certain Amended and Restated Guaranty and Collateral Agreement dated as of March 27, 2013 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all article and section references in this Sixth Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Section 1.02 – Certain Defined Terms.

2.1 The definition of “Total Debt” is hereby deleted in its entirety.

2.2 The definition of “Pro Forma Compliance” is hereby amended and restated in its entirety to read as follows:

“Pro Forma Compliance” means, for any date of determination, that the Borrower is in pro forma compliance with the financial covenant set forth in Section 9.01(b)(ii), as such ratio is recomputed using (a) Total Net Debt as of such date and (b) EBITDAX for the period of four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available.

2.4 The following definitions are hereby added where alphabetically appropriate to read as follows:

“Cash Equivalents” means any Investment of the types described in Section 9.05(c) through Section 9.05(g).

“Net Senior Secured Debt” means, at any date, the sum of (a) the total Revolving Credit Exposures of all Lenders on such date, plus (b) the aggregate principal amount of Debt of the Borrower and its Consolidated Subsidiaries on such date that is secured by a Lien on any asset or Property of the Borrower or any Consolidated Subsidiary, minus (c) all unrestricted cash and Cash Equivalents of the Borrower and its Consolidated Subsidiaries on such date.

“Total Net Debt” means, at any date, the sum of (a) all Debt of the Borrower and the Consolidated Subsidiaries on a consolidated basis, excluding (i) non-cash obligations under FASB ASC 815, (ii) accounts payable and other accrued liabilities (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than sixty (60) days past the date of invoice or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP and (iii) amounts available to be drawn under performance letters of credit and surety bonds issued for the account of the Borrower or a Consolidated Subsidiary to secure obligations under firm transportation contracts, minus (b) all unrestricted cash and Cash Equivalents of the Borrower and its Consolidated Subsidiaries on such date.

“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement dated December 16, 2014 among the Borrower, the Administrative Agent and the Lenders party thereto.

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“Sixth Amendment Effective Date” has the meaning ascribed to such term in the Sixth Amendment.

Section 3. Amendment to Section 9.01(b).  Section 9.01(b) is hereby amended and restated in its entirety to read as follows:

(b) (i) Ratio of Net Senior Secured Debt to EBITDAX.  The Borrower will not, as of the last day of any fiscal quarter ending on December 31, 2014 through June 30, 2016, permit its ratio of Net Senior Secured Debt as of such date to EBITDAX for the period of four fiscal quarters then ending on such day to be greater than 1.75 to 1.00.

(ii) Ratio of Total Net Debt to EBITDAX.  The Borrower will not, as of the last day of any fiscal quarter ending on or after September 30, 2016, permit its ratio of Total Net Debt as of such date to EBITDAX for the period of four fiscal quarters then ending on such day to be greater than 4.25 to 1.00.

Section 4. Amendment to Section 9.02(i).  The following sentence is hereby added to the end of Section 9.02(i) to read as follows:

Notwithstanding the foregoing or anything to the contrary herein, in no event shall the Borrower be permitted to incur any Senior Debt pursuant to this Section 9.02(i) during the period beginning on the Sixth Amendment Effective Date through and including June 30, 2016.

Section 5. Conditions Precedent.  This Sixth Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02) (the “Sixth Amendment Effective Date”):

5.1 Sixth Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Sixth Amendment from the Borrower, each other Obligor and the Majority Lenders.

5.2 Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP).

5.3 No Default.  No Default or Event of Default shall be continuing as of the Sixth Amendment Effective Date.

Section 6. Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Sixth Amendment, after giving effect to the terms of this Sixth Amendment, all of the representations and warranties made by it contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Sixth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true and correct in all material respects as of such date); and (b) that after giving effect to this Sixth Amendment and to the transactions contemplated hereby, no Default exists or will exist under any Loan Document to which it is a party.

Section 7. Miscellaneous.

7.1 Confirmation.  The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment.

7.2 Ratification and Affirmation of the Obligors.  Each Obligor hereby expressly (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Sixth Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment.

7.3 Loan Document.  This Sixth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

7.4 Severability.  Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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7.5 Successors and Assigns.  This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.6 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Sixth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

7.7 No Oral Agreement. This written Sixth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

7.8 Governing Law.  This Sixth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

[Signatures Begin on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed effective as of the Sixth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

REX ENERGY I, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC
R.E. GAS DEVELOPMENT, LLC

By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

Sixth Amendment

Signature Page

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ADMINISTRATIVE	ROYAL BANK OF CANADA,
AGENT, ISSUING	as Administrative Agent
BANK AND LENDER:

	By:	/s/ Rodica Dutka
	Name:	Rodica Dutka
	Title:	Manager, Agency

ROYAL BANK OF CANADA,
as Issuing Bank and as Lender

By:	/s/Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Sixth Amendment

Signature Page

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SYNDICATION AGENT AND LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

Sixth Amendment

Signature Page

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DOCUMENTATION AGENT AND LENDER:	SUNTRUST BANK

	By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

Sixth Amendment

Signature Page

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LENDERS:	BMO HARRIS FINANCING, INC.

	By:	/s/ James J. Ducote
	Name:	James J. Ducote
	Title:	Managing Director

Sixth Amendment

Signature Page

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

Sixth Amendment

Signature Page

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MUFG UNION BANK, N.A.

By:	/s/ Lara Francis
Name:	Lara Francis
Title:	Vice President

Sixth Amendment

Signature Page

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CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Victor Ponce de Leon
Name:	Victor Ponce de Leon
Title:	Vice President

Sixth Amendment

Signature Page

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M&T BANK

By:	/s/ David Ladori
Name:	David Ladori
Title:	Vice President

Sixth Amendment

Signature Page

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

Sixth Amendment

Signature Page

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THE HUNTINGTON NATIONAL BANK

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

Sixth Amendment

Signature Page

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ONEWEST BANK N.A.

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

Sixth Amendment

Signature Page

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